                                                                  Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




     As independent public accountants, we hereby consent to the incorporation of our reports dated October 17, 1997, included in or incorporated by reference in this Form 10-K, into the Trust's previously filed: Form S-3 Registration Statement File No. 33-61115 and Form S-8 Registration Statements File Nos. 33-59771, 33-59773 and 33-59767.



Philadelphia, PA                                   /s/ Arthur Andersen LLP
November 26, 1997